UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 3, 2004

WALTER INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4211 W. Boy Scout Boulevard, Tampa, Florida		33607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 871-4811

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 9.                                   Regulation FD Disclosure

On February 3, 2004, Walter Industries issued a press release setting forth Walter Industries, Inc.’s fourth-quarter 2003 earnings. A copy of Walter Industries, Inc.’s press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.

By:	/s/ Charles E. Cauthen
Title:	Charles E. Cauthen
Sr. Vice President and Controller

Date:  February 4, 2004

Exhibit Index

(99) Press release, dated:  February 3, 2004, issued by Walter Industries, Inc.